Indemnification Agreement

This Agreement is made between Streamedia Communications, Inc., Delaware corporation ("Corporation") and _________________ ("Director").

                                    Recitals

A. Director is a member of the Board of Directors of Corporation and in that capacity is performing a valuable service for Corporation; and

         B. The bylaws of the Corporation (the "Bylaws") provide for the indemnification of the officers, directors and employees of Corporation to the maximum extent authorized under law; and

         C. The Delaware General Corporation Law (the "State Statute") specifically provides that it is not exclusive, and contemplates that contracts may be entered into between Corporation and the members of its Board of Directors with respect to indemnification of the directors; and

         D. In order to induce Director to continue to serve as a member of the Board of Directors of Corporation, Corporation has determined and agreed to enter into this Agreement with Director;

         Therefore, in consideration of Director's continued service as a Director after the date of this Agreement, the parties agree as follows:

         1. Indemnity of Director. Corporation agrees to hold harmless and indemnify Director, his or her heirs, successors and estate to the full extent authorized or permitted by the provisions of the State Statute, or by any amendment of it or other statutory provisions authorizing or permitting such indemnification which is adopted after the date of this Agreement.

         2. Additional Indemnity. Without limiting the generality of Section 1 hereof, and subject only to the exclusions set forth in Section 3 hereof, Corporation further agrees to hold harmless and indemnify Director, his or her heirs, successors and estate:

         (a) Against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Director, his or her heirs, successors and estate in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation) to which Director is, was or at any time becomes, or his or her heirs, successors and estate are, were, or at any time become, a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; and

         (b) Otherwise to the fullest extent as may be provided to Director by Corporation under the nonexclusivity provisions of the State Statute.

         3. Limitations of Indemnity. No indemnity pursuant to Section 2 hereof shall be paid by Corporation:

         (a) In respect of the amount of such losses for which the Director is indemnified either pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by the Corporation;

         (b) In  respect  to  remuneration  paid  to  Director  if it  shall  be
determined  by  a  final  judgment  or  other  final   adjudication   that  such
remuneration was in violation of law;

         (c) On account of any suit in which judgment is rendered against Director for an accounting of profits made from the purchase or sale by Director of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and its amendments or similar provisions of any federal, state or local statutory law;

     (d) For any breach of Director's duty of loyalty to Corporation or its stockholders;

         (e) For acts or omissions of Director not in good faith or which involve intentional misconduct or a knowing violation of law;

         (f) For any transaction from which Director derived improper personal benefit;

         (g) For any unlawful payment of dividends or unlawful stock purchase or redemption as provided pursuant to the State Statute;

         (h) With respect to any claim, issue or matter as to which Director shall have been adjudged to be liable to Corporation, unless and to the extent that a court of competent jurisdiction deems Director to be entitled to indemnification despite such adjudication of liability; or

         (i) If a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful.

         4. Continuation of Indemnity. All agreements and obligations of Corporation contained herein shall continue during the period Director is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, office, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether, civil, criminal or investigative, by reason of the fact that Director was a director of Corporation or serving in any other capacity referred to herein.

         5. Notification and Defense of Claim. Promptly after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of such commencement; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies Corporation of its commencement:

     (a) Corporation will be entitled to participate in it at its own expense;

         (b) Except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense of it, with counsel satisfactory to Director. After notice from Corporation to Director of its election so to assume the defense of it, Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by Corporation, (ii) Director shall have reasonably concluded that there may be a conflict of interest between Corporation and Director in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Director shall have made the conclusion provided for in this Section 5(b)(ii);

         (c) Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither Corporation nor Director will unreasonably withhold their consent to any proposed settlement.

         6. Repayment of Expenses. Director agrees that Director will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Director in the event and only to the extent that it shall be ultimately determined that Director is not entitled to be indemnified by Corporation for such expenses under the provisions of the State Statute, the Bylaws, this Agreement or otherwise.

         7.       Enforcement.

         (a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Director to continue as a director of Corporation, and acknowledges that Director is relying on this Agreement in continuing in such capacity.

         (b) In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Corporation shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action.

         8. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions.

         9.       Governing Law; Binding Effect; Amendment and Termination.

         (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

         (b) This Agreement shall be binding on Director and on Corporation, its successors and assigns, and shall inure to the benefit of Director, his or her heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

         (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

         In Witness whereof, the parties have executed This Agreement on and as of the date first above written.

Streamedia Communications, Inc.


By:_________________________
         James Rupp
         President & CEO



----------------------------
                           ,Director